Exhibit 99.1

For Immediate Release

Ardent Acquisition Corporation

Announces Certain Proxy Voting Procedures

February 9, 2007

NEW YORK — (BUSINESS WIRE) – Ardent Acquisition Corp. (OTCBB: AACQ; OTCBB: AACQU; OTCBB: AACQW; “Ardent”) announced on January 30, 2007, that it has set a record date of January 31, 2007 for its special meeting of stockholders to be held on February 22, 2007. Stockholders of record as of January 31, 2007 will be invited to attend the special meeting and vote on five proposals, including (i) the approval of the acquisition of Avantair, Inc., a fractional aircraft operator which operates 31 Piaggio Avanti aircraft, (ii) increasing in the number of shares of common stock which Ardent is authorized to issue from 30,000,000 shares to 75,000,000 shares, (iii) changing of Ardent’s name to Avantair, Inc., (iv) the adoption of Ardent’s 2006 Long Term Incentive Plan, and (v) the adjournment, if necessary, of the special meeting to solicit proxies.

Certain Proxy Voting Procedures

At Ardent’s special meeting of stockholders, stockholders of record as of January 31, 2007 will vote on, among other proposals, the proposed acquisition. A public stockholder who owned shares as of January 31, 2007 who votes against the acquisition may demand that Ardent convert the stockholder’s (“Converting Stockholder”) shares into cash for the stockholder’s pro rata share of Ardent’s trust account.

A Converting Stockholder should comply with all of the following procedures:

1.	(a) Complete the ADP voter instruction card or form of proxy, (b) vote against the acquisition proposal, (c) check the box for conversion on the ADP voter instruction card or form of proxy, and (d) submit the ADP voter instruction card or form of proxy before the date of the special meeting of stockholders.

2.	If the shares are held in “street name,” instruct the account executive at the Converting Stockholder’s bank or broker to withdraw the Converting Stockholder’s shares from the Converting Stockholder’s account and request that a physical stock certificate be issued in the Converting Stockholder’s name. Ardent’s stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), can assist with this process.

3.	Prior to the special meeting of stockholders:

(a)	present the physical stock certificate (together with necessary stock powers (with signature medallion guaranteed)) to Continental at the following address: Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, Attn: Mark Zimkind, Tel. (212) 845-3287; and

(b)	provide to Continental, along with the stock certificate and stock power, a written certificate addressed to Ardent and signed by the Converting Stockholder to the effect that: (i) the Converting Stockholder was a holder of record as of January 31, 2007 for purposes of the special meeting of stockholders, (ii) the Converting Stockholder has held the shares the Converting Stockholder seeks to convert since January 31, 2007, (iii) the Converting Stockholder will continue to hold the shares through the closing date of the acquisition, and (iv) the Converting Stockholder wishes to convert his shares into a pro rata share of the trust account.

In the event a Converting Stockholder tenders shares and decides prior to the special meeting of stockholders that it does not want to convert shares, such Converting Stockholder can make arrangements with Continental to withdraw the tender.

Stockholders who have questions concerning the proposed acquisition or any other aspect of the special meeting should contact Barry Gordon, Ardent’s Chief Executive Officer, at 516-739-1017.

Additional Information

Ardent filed a definitive proxy statement with the SEC on Schedule 14A in connection with the proposed transaction. STOCKHOLDERS OF ARDENT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ARDENT’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT CONTAINS IMPORTANT INFORMATION.

The definitive proxy statement has been mailed to stockholders as of January 31, 2007. Stockholders are also able to obtain a copy of the definitive proxy statement, without charge, at the SEC’s Internet site http://www.sec.gov or by directing a request to Ardent Acquisition Corporation at 1415 Kellum Place, Suite 205, Garden City, NY 11530.

Such persons can also read Ardent’s final prospectus, dated February 24, 2005, for a description of the security holdings of the Ardent officers and directors and of EarlyBirdCapital, Inc. (“EBC”), the underwriters of Ardent’s initial public offering consummated on March 2, 2005, and their respective interests in the successful consummation of this business combination.

Contacts

Ardent Acquisition Corporation

Barry Gordon, 516-739-1017

Chief Executive Officer